EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of FMC GlobalSat Holdings, Inc., a Delaware corporation (the “Company”), do hereby certify that:

1.	To our knowledge, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 1, 2018	By:	/s/ Emmanuel Cotrel
Date		Emmanuel Cotrel
Chief Executive Officer
(Principal Executive Officer)

October 1, 2018	By:	/s/ Robert Kubat
Date		Robert Kubat
Chief Financial Officer
(Principal Financial and Accounting Officer)